John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A Member Firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211
Phone: 913.660.0778    Fax: 913.660.9157
john.lively@1940actlawgroup.com

February 28, 2018

World Funds Trust
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Ladies and Gentlemen:

We hereby consent to the use of our name and to the reference to our firm under the caption “Legal Counsel” in the Statement of Additional Information for the Cboe Vest Family of Funds1, each a series portfolio of the World Funds Trust (the “Trust”), which is included in a Post-Effective Amendment to the Registration Statement under the Securities Act of 1933, as amended (No. 333-148723), and an Amendment to Registration Statement under the Investment Company Act of 1940, as amended (No. 811-22172), on Form N-1A of the Trust.

Sincerely,

/s/ John H. Lively

The Law Offices of John H. Lively & Associates, Inc.

[1]
The “Cboe Vest Family of Funds” includes: Cboe Vest Defined Distribution Strategy Fund, Cboe Vest S&P 500® Buffer Protect Strategy Fund, Cboe Vest S&P 500® Buffer Protect Strategy (January) Fund, Cboe Vest S&P 500® Buffer Protect Strategy (February) Fund, Cboe Vest S&P 500® Buffer Protect Strategy (March) Fund, Cboe Vest S&P 500® Buffer Protect Strategy (April) Fund, Cboe Vest S&P 500® Buffer Protect Strategy (May) Fund, CBOE Vest S&P 500® Buffer Protect Strategy (June) Fund, Cboe Vest S&P 500® Buffer Protect Strategy (July) Fund, Cboe Vest S&P 500® Buffer Protect Strategy (August) Fund, Cboe Vest S&P 500® Buffer Protect Strategy (September) Fund, Cboe Vest S&P 500® Buffer Protect Strategy (October) Fund, Cboe Vest S&P 500® Buffer Protect Strategy (November) Fund, Cboe Vest S&P 500® Buffer Protect Strategy (December) Fund, Cboe Vest S&P 500® Enhanced Growth Strategy Fund, Cboe Vest S&P 500® Enhanced Growth Strategy (January) Fund, Cboe Vest S&P 500® Enhanced Growth Strategy (February) Fund, Cboe Vest S&P 500® Enhanced Growth Strategy (March) Fund, Cboe Vest S&P 500® Enhanced Growth Strategy (April) Fund, Cboe Vest S&P 500® Enhanced Growth Strategy (May) Fund, Cboe Vest S&P 500® Enhanced Growth Strategy (June) Fund, Cboe Vest S&P 500® Enhanced Growth Strategy (July) Fund, Cboe Vest S&P 500® Enhanced Growth Strategy (August) Fund, Cboe Vest S&P 500® Enhanced Growth Strategy (September) Fund, Cboe Vest S&P 500® Enhanced Growth Strategy (October) Fund, Cboe Vest S&P 500® Enhanced Growth Strategy (November) Fund, Cboe Vest S&P 500® Enhanced Growth Strategy (December) Fund, the Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, and the Cboe Vest S&P 500® Enhance and Buffer Fund.